FPA Global Equity ETF

FPAG

(a series of Northern Lights Fund Trust III)

Supplement dated January 17, 2024 to the
Prospectus, Summary Prospectus and Statement of Additional Information

dated February 1, 2023

The Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”), based upon the recommendation of First Pacific Advisors, LP, the investment adviser to the FPA Global Equity ETF (the “Fund”), has approved the proposed reorganization of the Fund into a correspondingly named series of FPA Funds Trust (the “Acquiring Trust”), subject to the approval of the shareholders of the Fund (the “Reorganization”).

The Board also approved an Agreement and Plan of Reorganization (the “Plan”) that provides that the Fund will assign all of its assets to the Acquiring Fund, in exchange solely for (1) the number of the Acquiring Fund shares equivalent in value to shares of the Fund outstanding immediately prior to the closing date of the Reorganization, and (2) the Acquiring Fund’s assumption of all of the Fund’s liabilities, followed by a distribution of those shares to the Fund’s shareholders so that such shareholders receive shares of the Acquiring Fund equivalent in value to the shares of the Fund held by such shareholder on the closing date of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

The Trust will hold a shareholder meeting on or about March 18, 2024, as may be adjourned, at which shareholders of the Fund will be asked to consider and vote on the Plan. If shareholders of the Fund approve the Reorganization, the Reorganization is expected to take effect on or around April 5, 2024.

Shareholders of the Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the Reorganization, and the Acquiring Trust. Please read these materials carefully, as they will contain a more detailed description of the Reorganization.

You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, dated February 1, 2023, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-982-4372.

Please retain this Supplement for future reference.